SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 21, 2005

PHARMOS CORPORATION

(Exact name of Registrant as Specified in its Charter)

Nevada (States or Other Jurisdiction of Incorporation)	0-11550 (Commission file Number)	36-3207413 (IRS Employer Identification No.)

99 Wood Avenue South, Suite 311, Iselin, NJ (Address of Principal Executive Offices)	08830 (Zip Code)

Registrants’ telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 21, 2005, Pharmos Corporation (the “Company”) received notice from The Nasdaq Stock Market, Inc. (“Nasdaq”) that the Company has regained compliance with Nasdaq Marketplace Rule 4310(c)(4). Such Rule, in general, requires that a listed company maintain a closing bid price of $1.00 for continued listing on the NASDAQ SmallCap Market. The notice stated that for 10 consecutive business days, the Company’s stock had closed above $1.00, and therefore, the Company regained compliance with this Rule. No further actions in this regard are required of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of June, 2005.

PHARMOS CORPORATION

By:	/s/ James A. Meer

Name: James A. Meer

Title:  Senior Vice President, Chief Financial
Officer, Secretary and Treasurer